TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 2

dated December 29, 2011

to the Statement of Additional Information dated May 1, 2011 (“SAI”)

CHANGE TO THE MANAGEMENT COMMITTEE

Effective December 6, 2011, Mr. Thomas J. Kenny was appointed to the Management Committee of TIAA Separate Account VA-1 (the “Account”). The total number of managers as set forth in the first sentence under the section of the SAI entitled Management Committee Leadership Structure and Related Matters appearing on page B-12 shall be increased from nine to ten.

The following information should be added to the Management Committee chart on pages B-13 and B-14 of the SAI.

Name, Address and Date of Birth (“DOB”)	Position(s) Held with Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Member	Indefinite term. Member since 2011.	Partner (2004–2010), Managing Director (2002–2010), Goldman Sachs Asset Management.	76	Advisory Director, Goldman Sachs Asset Management; Investment Committee member, College of Mount Saint Vincent; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.

Mr. Kenny will serve as a member of the Investment and Operations Committees of the Management Committee.

The following should be added to the table on page B-16 of the SAI disclosing the managers’ equity ownership in the Account and the TIAA-CREF family of investment companies:

Name of Trustee	Dollar Range of Equity Securities in SIA (as of December 6, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 6, 2011)
Thomas J. Kenny*	None	None
*	Mr. Kenny was appointed as a Member of the Management Committee effective December 6, 2011.

A13375 (12/11)